Exhibit 3(i)

                         CERTIFICATE OF INCORPORATION

                                      OF

                                  ENZON, INC.

            The undersigned incorporator, in order to form a corporation under the General Corporation Law of the State of Delaware, certifies as follows:



            1.    NAME.  The name of the corporation is

                                  ENZON, INC.

(hereinafter called the "Corporation").

            2.    ADDRESS REGISTERED AGENT.  The address of the Corporation's registered office is 410 South State Street, Dover, Delaware  19901; and its

registered agent at such address is Corporate Filing Securities, Inc.

            3.    PURPOSE.  The nature of the business and purposes to be

conducted or promoted by the Corporation are to engage in, carry on and conduct any lawful act or activity for which corporations may be organized under the

General Corporation Law of Delaware.

            4.    NUMBER OF SHARES.  The total number of shares of stock which the Corporation shall have authority to issue is ten million (10,000,000), all of which shall be shares of Common Stock of the par value of one cent ($.01)

each.

            5.    NAME AND ADDRESS OF INCORPORATOR.  The name and mailing

address of the incorporator is Dan Brecher, 260 Madison Avenue, New York, New

York  10016.

            6.    ELECTION OF DIRECTORS.  Members of the Board of Directors may

be elected either by written ballot or by voice vote.

            7.    ADOPTION, AMENDMENT AND/OR REPEAL OF BY-LAWS.  The Board of

Directors may from time to time (after adoption by the undersigned of the original by-laws of the Corporation) make, alter or repeal the by-laws of the

Corporation; provided, that any by-laws made, amended or repealed by the Board of Directors may be amended or repealed, and any by-laws may be made, by the stockholders of the Corporation.

            8.    COMPROMISES AND ARRANGEMENTS.  Whenever a compromise or

arrangement is proposed between the Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockolders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class or creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court for which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.



            IN WITNESS WHEREOF, this Certificate has been signed on this __ day of April, 1983, and the signature of the undersigned shall constitute the affirmation and acknowledgment of the undersigned, under penalties of perjury,

that the Certificate is the act and deed of the undersigned and that the facts stated in the Certificate are true.

                                                            /S/ DAN BRECHER
                                                              Dan Brecher
                                                              Incorporator

                          CERTIFICATE OF CORRECTION

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                                  ENZON, INC.


      Pursuant to Section 103 (f) of Title 8 of the Delaware Code of 1953, as

Amended

      The undersigned, being the sole incorporator of ENZON, INC., a corporation organized and existing under and by virtue of the General

Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

      FIRST:  That Article "SECOND" of the Certificate of Incorporation was set

forth incorrectly.  In order to correct Article "SECOND" it should read in its entirety as follows:

      SECOND:  Address:  Registered Agent.  The Address of the corporation's registered office is 410 South State Street, Dover, Delaware 19901; and its

registered agent at such address is Corporate Filing Service, Inc.



      IN WITNESS WHEREOF, we have hereunto set our respective seals this 31st day of May, 1983.





                                                /S/ DAN BRECHER
                                                Dan Brecher, Sole Incorporator

STATE OF NEW YORK
COUNTY OF New York                  ss:


      BE IT REMEMBERED That on this 31 day of May, 1983 personally came before me Leila Lurie a Notary Public in and for the County and State aforesaid, Dan Brecher, Sole Incorporator of a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and that the said Dan Brecher as such Sole Incorporator, duly executed the said Certificate before me and acknowledged the said certificate to be their act and deed and the act and deed of said corporation and the facts stated therein are true; that the signature of the said Sole Incorporator of said corporation respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                                          /S/ LEILA LURIE
                                                          Notary Public (Seal)

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                      of
                                  ENZON, INC.
                           (a Delaware corporation)

                                      by

                                  ENZON INC.
                          (a New Jersey corporation)

                        Pursuant to Section 253 of the
                        General Corporation Law of the
                        STATE OF DELAWARE

      Enzon Inc., a corporation formed and existing under the laws of the State of New Jersey ("Enzon of NJ"), desiring to merge into Enzon, Inc., a corporation formed and existing under the laws of the State of Delaware ("Enzon of Del."), pursuant to the provisions of section 253 of the General Corporation

Law of the State of Delaware, does hereby certify as follows:

      FIRST:  That Enzon of NJ is a corporation formed and existing under the laws of the State of New Jersey and that its Certificate of Incorporation was filed in the Office of the Secretary of State of the State of New Jersey on

September 17, 1981.

      SECOND:  That on and prior to June 23, 1983, Enzon of Del. was a corporation formed and existing under the laws of the State of Delaware and that its Certificate of Incorporation was filed in the Office of the Secretary of State of the State of Delaware on May 11, 1983.

      THIRD:  That on June 23, 1983, Enzon of NJ lawfully owned one hundred percent (100%) of the outstanding shares of the outstanding stock of Enzon of

Del.

      FOURTH:  That this certificate was approved by all the shareholders of

Enzon Inc. a New Jersey Corporation.

      FIFTH:  That on June 23, 1983, the Board of Directors of Enzon of NJ by

resolutions duly adopted determined to merge Enzon of NJ into Enzon of Del.,

said resolutions being as follows:

      WHEREAS, this Corporation lawfully owns one hundred percent (100%) of the outstanding stock of Enzon, Inc. ("Enzon of Del."), a Delaware corporation, and desires to merge this Corporation and to have all of this Corporation's estate, property, rights, privileges and franchises vested in and held and enjoyed by Enzon of Del.

      "NOW, THEREFORE, BE IT RESOLVED that this Corporation merge into Enzon of Del.; and

      "RESOLVED that the effective date of such merger be on June 23, 1983; and

      "RESOLVED that the proper officers of this Corporation be, and they hereby are, authorized and directed to make and execute, in its name and under its corporate seal, and to file in the proper public offices, a Certificate of Ownership and Merger pursuant to section 253 of the General Corporation Law of the State of Delaware setting forth a copy of these resolutions; and

      "RESOLVED that the officers of this Corporation be, and they hereby are, authorized and empowered to take such further action and to execute such other documents as in their judgment may be necessary or proper to consummate the merger provided for by these resolutions."

IN WITNESS WHEREOF, said ENZON, INC. has caused this Certificate to be executed by its officers thereunto duly authorized and its corporate seal to be thereunto affixed this 29 day of June, 1983.

                                    ENZON, INC.

                                    By: /S/ ABRAHAM ABUCHOWSKI
                        Abraham Abuchowski
                                 President
ATTEST:

/S/ FRANK DAVIS
Frank Davis
Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                  * * * * *

            Enzon, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

            FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the board, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of said corporation:

            RESOLVED, that Article Fourth of the Certificate of Incorporation be deleted in its entirety and the following substituted therefor:

                  "FOURTH - The total number of shares of stock which the Corporation shall have authority to issue is Fifteen Million (15,000,000) Shares, all of which shall be shares of Common Stock of the par value of $.01 each."

            SECOND: That in lieu of a meeting and vote of stockholders, the stockholders holding a majority of the shares currently outstanding have given their written consent to said amendments in accordance with the provisions of
Section 228 of the General Corporation Law of the State of Delaware.

            THIRD: That the aforementioned amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, said Enzon, Inc. has caused this certificate to be signed by Abraham Abuchowski, its President, and attested by Frank Davis, its Secretary, this 23rd day of February, 1984.


                                              By /S/ ABRAHAM ABUCHOWSKI
                                                 Abraham Abuchowski, President

ATTEST:

By /S/ FRANK DAVIS
   Frank Davis, Secretary

                                  CERTIFICATE

            FOR RENEWAL AND REVIVAL OF CERTIFICATE OF INCORPORATION





      Enzon, Inc., a corporation organized under the laws of Delaware, the

Certificate of Incorporation of which was filed in the office of the Secretary of State on the 11th day of May, 1983, the Certificate of Incorporation of

which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its Certificate of Incorporation, and hereby certifies as follows:

      1.    The name of this corporation is Enzon, Inc.

      2.    Its registered office in the State of Delaware is located at

Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New

Castle and the name of its registered agent at such address is The Corporation

Trust Company.

      3.    The date when the restoration, renewal, and revival of the

Certificate of Incorporation of this Corporation is to commence is the 28th day of February A.D. 1986, same being prior to the date of the expiration of the

Certificate of Incorporation.  This renewal and revival of the Certificate of

Incorporation of this corporation is to be perpetual.

      4.    This corporation was duly organized under the Laws of the State of

Delaware and carried on the business authorized by its Certificate of

Incorporation until the 1st day of March A.D. 1986, at which time its

Certificate of Incorporation became inoperative and void for non-payment of taxes and this certificate of renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the

State of Delaware.

      IN WITNESS WHEREOF, said Enzon, Inc. in compliance with Section 312 of

Title 8 of the Delaware Code has caused this certificate to be signed by

Abraham Abuchowski its last and acting President, and attested by Frank Davis,

its last and acting Secretary, this 17th day of December, 1986.

                                                          ENZON, INC.


                                              By /S/ ABRAHAM ABUCHOWSKI
                                                   Last and Acting President




ATTEST:

By /S/ FRANK DAVIS
Frank Davis
Last and Acting Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                                  ENZON, INC.

                                  * * * * *

            Enzon, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

            FIRST: That the Board of Directors of said Corporation, at a meeting of its members, adopted resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of said
Corporation:

            (a) RESOLVED, that Article 4 of the Certificate of Incorporation be amended as set forth below:

                        "4:  The total number of shares of capital stock which
                  the Corporation shall have authority to issue is sixteen million (16,000,000) shares, of which fifteen million (15,000,000) shares shall be Common Stock, par value $.01 per share, and one million (1,000,000) shares shall be Preferred Stock, par value $.01 per share.

                        The Preferred  Stock may be issued from time to time in
                  one or more series. The board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determining the following:

                        (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

                        (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

                        (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

                        (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

                        (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;
                        (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporation purposes and the terms and provisions relating to the operation thereof;

                        (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

                        (h) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class; and

                        (i) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, thereof.

                        The powers, preferences and relative, participating,
                  optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

            (b) RESOLVED, that an additional Article, Article 9 be added to the Certificate of Incorporation as set forth below:

                        "9.  The Board of Directors shall consist of not less
                  than three nor more than fifteen directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the whole Board of Directors, and such exact number shall be four until otherwise determined by resolution adopted by affirmative vote of a majority of the whole Board of Directors. As used in this Article 9, the term "whole Board" means the total number of directors which the Corporation would have if there were no vacancies. The Board of Directors shall divide the directors into three classes and, when the number of directors is changed, shall determine the class or classes to which the increased or decreased number of directors shall be apportioned; provided, that no decrease in the number of directors shall affect the term of any director then in office. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders. The term of office of directors elected at the 1986 Annual Meeting of Stockholders held on January 20, 1987 shall be as follows: the term of office of directors of the first class shall expire at the first annual meeting of stockholders after their election; the term of office of directors of the second class shall expire at the second annual meeting of stockholders after their election; and the term of office of directors of the third class shall expire at the third annual meeting of stockholders after their election; and as to directors of each class, when their respective successors are elected and qualified. At each annual meeting of stockholders subsequent to the 1986 Annual Meeting of Stockholders, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders and when their respective successors are elected and qualified.

                        Vacancies in the Board of Directors, however caused,
                  and newly created directorships shall be filled solely by a majority vote of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified.

                        The affirmative vote of the holders of not less than
                  two-thirds of the outstanding voting shares of capital stock of the Corporation entitled to vote generally in the election of directors shall be required to amend, alter, change or repeal, or adopt any provisions inconsistent with this
                  Article 9, provided, however, that this paragraph shall not apply to, and such two-thirds vote shall not be required for, any amendment, alteration, change, repeal or adoption of any inconsistent provision declared advisable by the Board of Directors by the affirmative vote of two-thirds of the Board and submitted to stockholders for their consideration, but only if a majority of the members of the Board of Directors acting upon such matter shall be Continuing Directors. The term "Continuing Director" shall mean a director who was a member of the Board as of October 1, 1986."

            (c) RESOLVED, that an additional Article, Article 10 be added to the Certificate of Incorporation as set forth below:

                        "10.  A director of the Corporation shall not be
                  personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification."

            SECOND: That at an annual meeting of stockholders the holders of a majority of the outstanding stock entitled to vote thereon voted in favor of said amendments in accordance with the provisions of Section 216 of the General Corporation Law of the State of Delaware.

            THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Sections 242 and 216 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, said Enzon, Inc. has caused this certificate to be signed by Dr. Abraham Abuchowski, its President, and attested by Leslie Charmatz, asst. secretary, this 20th day of February, 1987.


                                                      By:/S/ ABRAHAM ABUCHOWSKI
                                                  Abraham Abuchowski, President


ATTEST:


By: /S/ LESLIE H. CHARMATZ
Leslie H. Charmatz, Assistant Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                                  ENZON, INC.

                                  * * * * *

            Enzon, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

            FIRST: That the Board of Directors of said Corporation, at a meeting of its members, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of said
Corporation:

            (a) RESOLVED, that Article 4 of the Certificate of Incorporation be amended as set forth below:

                        "4:  The total number of shares of capital stock which
                  the Corporation shall have authority to issue is twenty-one million (21,000,000) shares, of which twenty million (20,000,000) shares shall be Common Stock, par value $.01 per share, and one million (1,000,000) shares shall be Preferred Stock, par value $.01 per share.

                        The Preferred  Stock may be issued from time to time in
                  one or more series. The board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determining the following:

                        (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

                        (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

                        (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

                        (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

                        (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;
                        (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporation purposes and the terms and provisions relating to the operation thereof;

                        (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

                        (h) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class; and

                        (i) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, thereof.

                        The powers, preferences and relative, participating,
                  optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

            SECOND: That at an annual meeting of stockholders the holders of a majority of the outstanding stock entitled to vote thereon voted in favor of said amendments in accordance with the provisions of Section 216 of the General Corporation Law of the State of Delaware.

            THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Sections 242 and 216 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, said Enzon, Inc. has caused this certificate to be signed by Dr. Abraham Abuchowski, President, and attested by Frank Davis, Secretary, this 2nd day of March, 1988.


                                                      By:/S/ ABRAHAM ABUCHOWSKI
                                                  Abraham Abuchowski, President



ATTEST:

By: /S/ FRANK DAVIS
Frank Davis, Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                                  ENZON, INC.

                                  * * * * *

            Enzon, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

            FIRST: That the Board of Directors of the Corporation, at a meeting of its members, unanimously adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

            RESOLVED, that the first sentence of Article 4 of the Certificate of Incorporation be amended to read in its entirety as set forth below:

                  "4:  The total number of shares of capital stock which the
            Corporation shall have authority to issue is twenty-two million (22,000,000) shares, of which twenty million (20,000,000) shares shall be Common Stock, par value $.01 per share, and two million (2,000,000) shares shall be Preferred Stock, par value $.01 per share.

            SECOND: That the remainder of Article 4 of the Certificate of Incorporation of said Corporation shall remain unchanged.

            THIRD: That at the Annual Meeting of Stockholders of the Corporation, the holders of a majority of the outstanding stock entitled to vote thereon in favor of said amendment in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

            FOURTH: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, Enzon, Inc. has caused this certificate to be signed by Dr. Abraham Abuchowski, President and Chief Executive Officer of the Corporation, and attested to by John Caruso, Secretary of the Corporation, this 8th day of February, 1990.


                                                      By:/S/ ABRAHAM ABUCHOWSKI
                                              ABRAHAM ABUCHOWSKI, PRESIDENT AND
                                                        CHIEF EXECUTIVE OFFICER

ATTEST:


By: /S/ JOHN CARUSO
JOHN CARUSO, SECRETARY

                   CERTIFICATE OF DESIGNATIONS, PREFERENCES

                 AND RIGHTS OF SERIES A CUMULATIVE CONVERTIBLE

                                PREFERRED STOCK

                                      OF

                                  ENZON, INC.


            ENZON, Inc.  (the  "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred  upon  the  Board  of  Directors  of  the

Company  by  the  Certificate of Incorporation, as amended, of the Company, and pursuant to Section  151  of  the  General  Corporation  Law  of  the  State of

Delaware, the Board of Directors of the Company at a meeting duly held on March

9,  1990,  adopted resolutions providing for the designations, preferences  and relative, participating,  optional  or  other  rights,  and the qualifications,

limitations  or  restrictions  thereof,  of  one  million one hundred  thousand

(1,100,000)  shares  of Series A Cumulative Convertible  Preferred  Stock  (the

"Preferred Shares") of the Company, as follows:

      RESOLVED, that the Preferred Shares shall have the following powers, designations, preferences and other special rights:

            DIVIDENDS. The holders of the Preferred Shares shall be entitled to an annual dividend of $2.00 per Share (pro-rated for any portion of the applicable period during which the Preferred Shares are outstanding), payable semi-annually on December 15 and June 15 of each year, but only when and if declared by the Board of Directors out of funds legally available therefor. Dividends on the Preferred Shares shall be cumulative from and after the date of issuance of such Shares. Dividends will accrue and accumulate but will not be paid until such time as the Board of Directors deems it appropriate in light of the Company's then current financial condition. Any accumulation of dividends on the Preferred Shares shall not bear interest. No dividends shall be paid or set apart for payment on the Company's common stock, par value, $.01 per share (the "Common Stock"), nor shall any distribution be made on the Common Stock (other than a dividend payable in Common Stock or in any other class of stock ranking junior to the Preferred Shares), nor shall any shares of Common Stock be redeemed, retired or otherwise acquired for valuable consideration unless the Company shall have paid in full, or made appropriate provision for the payment in full of, all dividends which have then accumulated on the Preferred Shares. In the event that the Company does not make cash dividend payments for eight (8)
      semi-annual periods from the date of issuance of the Preferred Shares, any holder of the Preferred Shares may elect, upon written notice to the Company, to be paid all or any part of such accrued and unpaid dividends, and any dividends which accrue but are unpaid thereafter, in shares of the Company's Common Stock. In the event of such an election, the Company shall, to the extent it may legally do so, issue and deliver to any holder of Preferred Shares who so elects to be paid its accrued dividends in Common Stock, within thirty (30) days after the Company's receipt of such holder's notice to so elect, a certificate or certificates representing such Common Stock registered in such holder's name. Accrued and unpaid dividends payable to holders of Preferred Shares as of the date such holder elects to convert the Preferred Shares into Common Stock may, at the Company's option, be paid by the Company's issuance of Common Stock to such holder. In order to exercise its option to so pay accrued dividends upon conversion of the Preferred Shares the Company shall so notify the holder of such Preferred Shares, in writing, within twenty (20) days after such holder's conversion of its Preferred Shares and shall issue and deliver to such holder, within thirty (30) days after such holder's conversion of its Preferred Shares, a certificate or certificates representing such Common Stock registered in such holder's name. In all cases, the number of shares of Common Stock to be received in lieu of accrued dividends shall be determined by dividing the aggregate amount of the accrued and unpaid dividends by the conversion price of the Preferred Shares in effect on the date of election. Any accrued dividends paid by the Company's delivery of Common Stock shall be deemed to be paid in full for all purposes.

            CONVERSION OF PREFERRED SHARES. The holders of the Preferred Shares shall have the right, at their option, to convert such Shares into shares of Common Stock on the following terms and conditions:

                  (a) Each Preferred Share shall be convertible at any time (or, if such Share is called for redemption, at any time up to and including, but not after, the close of business on the fifth full business day prior to the date fixed for such redemption, unless default shall be made by the Company in providing the funds for the payment of the redemption price), into fully paid and nonassessable shares (calculated to the nearest whole share) of Common Stock of the Company as constituted at the time of such conversion, at the conversion price in effect at the time of conversion determined as hereinafter provided. Each Preferred Share shall have a value of $25 for the purpose of such conversion. Every reference herein to the Common Stock of the Company (unless a different intention is expressed) shall be to the shares of the Common Stock of the Company, $.01 par value, as such stock exists immediately after the issuance of the Preferred Shares provided for hereunder, or to stock into which such Common Stock may be changed from time to time thereafter.

                  (b) Commencing on the date of issuance  each Preferred Share shall be convertible into Common Stock at an initial conversion price of $7.50 per share of Common Stock until the first anniversary of issuance, and will thereafter be convertible at a price calculated on each subsequent anniversary as follows:
            Commencing on the first anniversary of issuance, each Preferred Share will be convertible at a price of $7.875 per share of Common Stock; commencing on the second anniversary of issuance, each Preferred Share will be convertible at a price of $8.27 per share of Common Stock; commencing on the third anniversary of issuance each Preferred Share will be convertible at a price of $9.10 per share of Common Stock; commencing on the fourth anniversary of issuance each Preferred Share will be convertible at a price of $10.00 per share of Common Stock; and commencing on the fifth anniversary of issuance and thereafter each Preferred Share will be convertible at a price of $11.00 per share of Common Stock. Notwithstanding the foregoing, the initial conversion price set forth above shall not increase unless and until at the time such increase was to have occurred, the Company shall have obtained the effectiveness of the registration of the Common Stock issuable under the conversion terms set forth above (the "Underlying Shares") under the Securities Act of 1933, as amended; PROVIDED, HOWEVER, that such increase in the conversion price shall occur if the delay in obtaining the effectiveness of such registration was due to the Purchaser's failure to provide the information or indemnification required under Section 5 of the Stock Subscription Agreement dated as of March 20, 1990, on file with the Company; and, FURTHER PROVIDED, HOWEVER, that in the event of such a delay in the increase of the conversion price, the conversion price will increase immediately upon the effectiveness of such registration of the Underlying Shares to the conversion price which would have otherwise then been in effect under the terms set forth above.

                  (c) If at any  time, or from time to time, the Company shall
            (i) declare and pay, on or in respect of, its Common Stock any dividend payable in shares of Common Stock or (ii) subdivide the outstanding shares of Common Stock into a greater number of shares, or reduce the number of outstanding Preferred Shares by combining such Shares into a smaller number of Shares, the conversion price in effect at the time of the taking of a record for such dividend or the taking of such other action shall be proportionately decreased as of such time, and conversely (iii) if at any time, or from time to time, the Company shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, or subdivide the outstanding Preferred Shares into a greater number of Preferred Shares, the conversion price in effect at the time of the taking of any such action shall be proportionately increased as of such time.

                  (d) If the Company  shall consolidate with or merge into any corporation or reclassify its outstanding shares of Common Stock (other than by way of subdivision or reduction of such shares), each Preferred Share shall thereafter be convertible into the number of shares of stock or other securities or property of the Company, or of the entity resulting from such consolidation or merger, to which a holder of the number of shares of Common Stock delivered upon conversion of such Preferred Share would have been entitled upon such consolidation or merger or reclassification, had the holder of such Preferred Share exercised its right of conversion and had such Common Stock been issued and outstanding and had such holder been the holder of record of such Common Stock at the time of such consolidation, merger or reclassification; and the Company shall make lawful provision therefor as a part of such consolidation, merger or reclassification.

                  (e) The Company  shall not be required to give effect to any adjustment in the conversion price unless and until the net effect of one or more adjustments, determined as above provided, shall have resulted in a change of the conversion price by at least $0.50, PROVIDED, HOWEVER, that when the cumulative net effect of more than one adjustment so determined shall be to change the conversion price by at least $0.50 such change in the conversion price shall thereupon be given effect.

                  (f) Whenever the  conversion  price  is  adjusted, as herein provided, the Company shall promptly deliver to each holder of Preferred Shares and file with the records of the Company a statement signed by the Company's Chief Financial Officer setting forth the adjusted conversion price, determined as so provided. Such statement shall set forth in reasonable detail such facts as may be necessary to show the reason for and the manner of computing such adjustment.

                  (g) The Company  shall  not issue any fraction of a share of
            Common Stock upon any conversion, but shall pay in cash therefor at the conversion price then in effect multiplied by such fraction.

                  (h) On presentation and surrender to the  Company  or at any office or agency maintained for the transfer of the Preferred Shares of the certificates of Preferred Shares so to be converted, duly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank, with signatures guaranteed, the holder of such Preferred Shares shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and nonassessable shares, and cash for fractional shares, of Common Stock on the foregoing basis. The Preferred Shares shall be deemed to have been converted and the person converting the same to have become the holder of record of Common Stock, for the purpose of receiving dividends and for all other purposes as of the date when the certificate or certificates for such Preferred Shares are surrendered to the Company as aforesaid. The Company shall not be required to make any such conversion, and no surrender of the Preferred Shares shall be effective for such purpose, while the books for the transfer of either Preferred Shares or Common Stock are closed for any purpose, but the surrender of such Preferred Shares for conversion during any period while such books are closed shall become effective for all purposes of conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Preferred Shares were surrendered.

                  (i) The Company shall, so long as any of the Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding.

                  (j) The Company shall pay any and  all  taxes  which  may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Preferred Shares as herein provided. The Company shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such Common Stock in names other than those in which the Preferred Shares surrendered for conversion are registered on the Company's records, and no such conversion or issuance of Common Stock shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company and its transfer agent, if any, that such tax has been paid. Upon any conversion of Preferred Shares as herein provided no adjustment or allowance shall be made for dividends on the Preferred Shares so converted, and all rights to dividends which would otherwise accrue subsequent to the date of conversion, if any, shall cease and be deemed satisfied, PROVIDED, HOWEVER, that subject to the Company's right to pay accrued and unpaid dividends by the issuance of Common Stock discussed above, nothing shall be deemed to relieve the Company from its obligation to pay any dividends which shall have accrued but remain unpaid to holders of Preferred Shares of record as of a date prior to such conversion even though the payment date for such dividend is subsequent to the date of conversion.

            VOTING RIGHTS. Preferred Shares may be voted for the election of Directors and all other corporate matters upon which the holders of Common Stock have the right to vote. Each Preferred Share will be entitled to one vote. Except as otherwise provided herein, for the purpose of determining a quorum or the vote on any such matters the Preferred Shares and Common Stock will be deemed to be one class of voting stock. Holders of Preferred Shares shall have all of the same rights to receive notice of and call meetings of stockholders as holders of the Common Stock.
            REDEMPTION. The Company may, at any time subsequent to the fifth anniversary of the issuance thereof, redeem the whole or any part of the Preferred Shares then outstanding at a redemption price of $25.00 per Preferred Share, plus in each case a sum equal to all accumulated and unpaid dividends thereon through the date fixed for redemption, in accordance with the following redemption procedures:

                  (a) In case of redemption of only part of the Preferred Shares at any time outstanding, the Company shall designate the amount of Preferred Shares so to be redeemed and shall redeem such Preferred Shares on a PRO RATA basis. Subject to the limitations and provisions herein contained, the Board of Directors shall have the power and authority to prescribe the terms and conditions upon which the Preferred Shares shall be redeemed from time to time.

                  (b) Notice  of  every  redemption  shall be given by mail to every holder of record of any Preferred Shares then to be redeemed, at least thirty (30), but no more than ninety (90), days prior to the date fixed as the date for the redemption thereof, at the respective addresses of such holders as the same shall appear on the stock transfer books of the Company. The notice shall state that the Preferred Shares shall be redeemed by the Company at the redemption price of $25.00 per share, plus a sum equal to all accumulated and unpaid dividends thereon through the date fixed for redemption, upon the surrender for cancellation, at the time and place designated in such notice, of the certificates representing the Preferred Shares to be redeemed, properly endorsed in blank for transfer, or accompanied by proper instruments of assignment and transfer in blank, with signatures guaranteed, and bearing all necessary transfer tax stamps thereto affixed and cancelled. On and after the date specified in the notice described above, each holder of Preferred Shares called for redemption shall be entitled to receive therefor the specified redemption price upon presentation and surrender at the place designated in such notice of the certificates for Preferred Shares called for redemption, properly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank, with signatures guaranteed, and bearing all necessary transfer tax stamps thereto affixed and cancelled.

                  (c) If the Company shall give notice of redemption as aforesaid (and unless the Company shall fail to pay the redemption price of the Preferred Shares presented for redemption in accordance with such notice), all Preferred Shares called for redemption shall be deemed to have been redeemed on the date specified in such notice, whether or not the certificates for such Preferred Shares shall be surrendered for redemption, and such Preferred Shares so called for redemption shall from and after such date cease to represent any interest whatsoever in the Company or its property, and the holders thereof shall have no rights other than the right to receive such redemption price without any interest thereon from and after such date.

                  (d)  Notwithstanding  the  foregoing,   if  such  notice  of
            redemption shall have been duly given as herein provided in this section or if the Company shall have given to a bank or trust company irrevocable authorization to give or complete such notice as herein provided, and if prior to the redemption date specified in such notice the funds necessary for such redemption shall have been deposited by the Company with a bank or trust company in good standing, organized under the laws of the United States of America or the State of New York, and having capital, surplus and undivided profits aggregating at least $50,000,000 according to its last published statement of condition, in trust to be applied to the redemption of the Preferred Shares called for redemption, and such notice shall state that such deposit has taken place and the date thereof, then notwithstanding that any certificate for such Preferred Shares shall not have been surrendered for redemption, from and after the time of such deposit all such Preferred Shares so called for redemption shall no longer be deemed to be outstanding and all rights with respect to such Preferred Shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest, and the right of the holders thereof to convert the Preferred Shares as discussed above. Any funds so set aside or deposited, as the case may be, and unclaimed one day prior to the end of three (3) years from such redemption date shall be released or repaid to the Company, after which the holders of the Preferred Shares called for redemption shall look only to the Company for payment thereof. Any interest accrued on any funds so deposited shall be paid to the Company from time to time; and no such holder shall have any right thereto.

            LIQUIDATION, DISSOLUTION, WINDING UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings, available for distribution to its stockholders, before any amount shall be paid to the holders of the Common Stock, the sum of $25 per Preferred Share, plus an amount equal to all accumulated and unpaid dividends thereon through the date fixed for payment of such distributive amount. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation nor merger of the Company with or into any other corporation or corporations, nor the sale or transfer by the Company of all or any part of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

            PREFERRED RANK. All shares of Common Stock shall be of junior rank to all Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution or winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares. Notwithstanding the foregoing, the Company may authorize and issue additional or other preferred stock which is of equal rank with the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution or winding up of the Company; PROVIDED, HOWEVER, that for so long as the Preferred Shares remain outstanding the Company shall not issue any capital stock which is more senior in rank than the Preferred Shares in respect of the foregoing preferences or which shall have greater voting rights than the Preferred Shares. In the event of a merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative powers, designations and preferences provided for herein.

            VOTE TO CHANGE PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the holders of not less than two-thirds (66 2/3%) of the then outstanding Preferred Shares shall be required to amend, alter, change or repeal any of the powers, designations, preferences and rights of the Preferred Shares.


            IN WITNESS WHEREOF, the Company has caused this certificate  to  be signed  by  Abraham  Abuchowski, its Chief Executive Officer and President, and

John Caruso, its Secretary, this 21st day of March, 1990.

                               ENZON, INC.

                                    By:/S/ ABRAHAM ABUCHOWSKI
                                             Abraham Abuchowski, Chief
                                                Executive Officer and President

ATTEST:

By: /S/JOHN CARUSO
   John Caruso, Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                                  ENZON, INC.

                                  * * * * *

            Enzon, Inc.,  a  corporation  organized  and  existing under and by
virtue  of  the  General  Corporation  Law  of  the  State  of  Delaware   (the
"Corporation"), DOES HEREBY CERTIFY:

            FIRST: That the Board of Directors of the Corporation, at a meeting of its members, unanimously adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

            RESOLVED, that the first sentence of Article 4 of the Certificate of Incorporation be amended to read in its entirety as set forth below:

                  "4:  The total number of shares  of  capital  stock which the
            Corporation shall have authority to issue is thirty-three million (33,000,000) shares, of which thirty million (30,000,000) shares shall be Common Stock, par value $.01 per share, and three million (3,000,000) shares shall be Preferred Stock, par value $.01 per share."

            SECOND:   That  the  remainder  of  Article 4 of the Certificate of
Incorporation of said Corporation shall remain unchanged.

            THIRD: That at the Annual Meeting of Stockholders of the Corporation, the holders of a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class voted in favor of said amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

            FOURTH:    That   the  aforesaid  amendment  was  duly  adopted  in
accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, Enzon, Inc. has caused this certificate to be signed by Abraham Abuchowski, President and Chief Executive Officer of the Corporation, and attested to by John Caruso, Secretary of the Corporation, this 17 day of January, 1991.


                                                      By:/S/ ABRAHAM ABUCHOWSKI
                                              ABRAHAM ABUCHOWSKI, PRESIDENT AND
                                                        CHIEF EXECUTIVE OFFICER

ATTEST:

By: /S/ JOHN CARUSO
JOHN CARUSO, SECRETARY

             AMENDMENT TO CERTIFICATE OF DESIGNATIONS, PREFERENCES

                 AND RIGHTS OF SERIES A CUMULATIVE CONVERTIBLE

                                PREFERRED STOCK

                                OF ENZON, INC.

            ENZON, Inc. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to Section 242 of the Delaware General Corporation Law and the

authority conferred upon the holders of the Company's Series A Cumulative

Convertible Preferred Stock (the "Series A Preferred Stock") pursuant to the

Certificate of Designations, Preferences and Rights of Series A Cumulative

Convertible Preferred Stock filed with the Secretary of State of the State of

Delaware on March 22, 1990 (the "Certificate of Designations"), in excess of 66

2/3% of the holders of the Series A Preferred Stock pursuant to a Written

Consent of such holders dated December 16, 1992, adopted a resolution providing for an addition to the voting rights section at the end of the Certificate of

Designations as follows:

            In addition to the voting rights currently possessed by the holders of the Series A Preferred Stock, if and whenever at any time or times dividends payable on the Company's Convertible Exchangeable Preferred Stock (the

"Convertible Preferred Stock") shall have been in arrears and unpaid in an aggregate amount equal to or exceeding any amount of dividends payable thereon for six full quarterly periods, then the holders of the Convertible Preferred

Stock, the Series A Preferred Stock and of any parity preferred stock having similar voting rights then exercisable shall have the exclusive right, voting as a single class without regard to series, to elect two directors of the

Corporation, such directors to be in addition to the number of directors constituting the board immediately prior to the accrual of that right.  The remaining directors shall be elected in accordance with the provisions of the

Corporation's Certificate of Incorporation and By-Laws by the other class or classes of stock entitled to vote therefor at each meeting of stockholders held for the purpose of electing directors.  Such voting right of the Series A

Preferred Stock shall continue until such time as all cumulative dividends accumulated on the Convertible Preferred Stock shall have been paid in full at which time such voting right of the holders of the Series A Preferred Stock shall terminate, subject to revesting in accordance with the provisions of the first sentence of this subparagraph in the event of each

            IN WITNESS WHEREOF, the Company has caused this certificate to be signed by its President and attested to be its Secretary this 16th day of

December 1992.

                                    ENZON, INC.

                                    By: /S/ ABRAHAM ABUCHOWSKI
                                    Abraham Abuchowski
                                     President and
                                     Chief Executive Officer


ATTEST:

By:  /S/ JOHN CARUSO
      John Caruso, Secretary

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                                  ENZON, INC.

                               * * * * * * * * *

            Enzon, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

            FIRST: That the Board of Directors of the Corporation, at a meeting of its members, unanimously adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the
Corporation:

            RESOLVED, that the first sentence of Article 4 of the Certificate of Incorporation be amended to read in its entirety as set forth below:

                  "4: The total number of shares of capital stock which the
            Corporation shall have authority to issue is forty-three million (43,000,000) shares, of which forty million (40,000,000) shares shall be Common Stock, par value $.01 per share, and three million (3,000,000) shares shall be Preferred Stock, par value $.01 per share".

            SECOND: That the remainder of Article 4 of the Certificate of Incorporation of said Corporation shall remain unchanged.

            THIRD: That at the Annual Meeting of Stockholders of the Corporation, the holders of a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class voted in favor of said amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

            FOURTH: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation law of the State of Delaware.

            IN WITNESS WHEREOF, Enzon, Inc. has caused this certificate to be signed by Abraham Abuchowski, President and Chief Executive Officer of the Corporation, and attested to by John A. Caruso, Secretary of the Corporation, this 17th day of February, 1993.


                              By:/S/ ABRAHAM ABUCHOWSKI
                                 ABRAHAM ABUCHOWSKI, PRESIDENT AND
                                       CHIEF EXECUTIVE OFFICER
ATTEST:


By:/S/ JOHN A. CARUSO
   JOHN A. CARUSO, SECRETARY

                   CERTIFICATE OF DESIGNATIONS, PREFERENCES

                      AND RIGHTS OF SERIES B CONVERTIBLE

                                PREFERRED STOCK

                                      OF

                                  ENZON, INC.

      ENZON,  Inc. (the "COMPANY"), a corporation organized and existing  under the General Corporation Law of the State of Delaware, does hereby certify that,

pursuant to authority  conferred  upon the Board of Directors of the Company by the Certificate of Incorporation, as  amended,  of the Company, and pursuant to

Section 151 of the General Corporation Law of the  State of Delaware, the Board

of Directors of the Company at a meeting duly held on January 31, 1996, adopted

resolutions   providing  for  the  designations,  preferences   and   relative,

participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of forty thousand (40,000) shares of Series B Convertible

Preferred Stock (the "SERIES B PREFERRED SHARES") of the Company, as follows:

            RESOLVED, that the Company is authorized to issue 40,000 shares of Series B Convertible Preferred Stock (the "SERIES B PREFERRED SHARES") which shall have the following powers, designations, preferences and other special rights:

                  (1)   DIVIDENDS.   The  holders  of  the Series  B  Preferred
            Shares shall not be entitled to dividends.

                  (2) CONVERSION OF SERIES B PREFERRED SHARES. The holders of the Series B Preferred Shares shall have the right, at their option, to convert the Series B Preferred Shares into shares of Common Stock on the following terms and conditions:

                        (a) Each Preferred Share shall be convertible at any time after seventy (70) days after the date of issuance (or, if such Series B Preferred Share is called for redemption, at any time up to and including, but not after, the close of business on the fifth full business day prior to the date fixed for such redemption, unless default shall be made by the Company in providing the funds for the payment of the redemption price), into fully paid and nonassessable shares (calculated to the nearest whole share) of Common Stock of the Company as constituted at the time of such conversion, at the conversion price (the "CONVERSION PRICE") in effect at the time of conversion determined as hereinafter provided; PROVIDED, HOWEVER, that in no event shall any holder be entitled to convert Series B Preferred Shares if, after giving effect to such conversion, the number of shares of Common Stock purchased pursuant to the Securities Purchase Agreement dated January 31, 1996 by and among the Company and certain investors (the "SECURITIES PURCHASE AGREEMENT") set forth therein providing for the purchase of Common Stock, the Series B Preferred Shares and Warrants or issued on exercise of such Warrants, or conversion of Series B Preferred Shares and beneficially owned by such holder and all other holders whose holdings would be aggregated with such holder for purposes of calculating beneficial ownership in accordance with Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder ("SECTIONS 13(D) AND 16"), including, without limitation, any person serving as an adviser to any holder (collectively, the "RELATED PERSONS"), would exceed four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16). Common Stock issuable upon conversion of Series B Preferred Shares or exercise of the warrants for the purchase of Common Stock held by such holder or the Related Persons shall not be deemed to be beneficially owned by such holder or the Related Persons for this purpose. Each Preferred Share shall have a value of $100 (the "STATED VALUE") for the purpose of such conversion and the number of shares of Common Stock issuable upon conversion of each of the Series B Preferred Shares shall be determined by dividing the Stated Value thereof by the Conversion Price then in effect. Every reference herein to the COMMON STOCK of the Company (unless a different intention is expressed) shall be to the shares of the Common Stock of the Company, $.01 par value, as such stock exists immediately after the issuance of the Series B Preferred Shares provided for hereunder, or to stock into which such Common Stock may be changed from time to time thereafter.

                        (b)   The  Conversion  Price shall  be  eighty  percent
            (80%) (the "CONVERSION PERCENTAGE") of the Average Market Price (as defined below) for the Common Stock for the five (5) consecutive trading days ending one trading day prior to the date the Conversion Notice (as defined below) is received by the Company, subject to adjustment as provided herein. If the registration statement (the "REGISTRATION STATEMENT") covering the shares of Common Stock issuable upon conversion of the Series B Preferred Shares required to be filed by the Company pursuant to the
            Registration Rights Agreement between the Company and initial holders of the Series B Preferred Shares (the "REGISTRATION RIGHTS AGREEMENT") has not been declared effective by the U.S. Securities and Exchange Commission ("SEC") within ninety (90) days after the date of issuance of the Series B Preferred Shares, or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement by reason of stop order, the Company's failure to update the Registration Statement or otherwise, or if the Common Stock is not listed or included for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System (the "NASDAQ-NMS"), the New York Stock Exchange (the
            "NYSE"), the American Stock Exchange (the "AMEX"), or the NASDAQ SmallCap Market (the "NASDAQ SMALLCAP") then, as partial relief for the damages to the holder by reason of any such delay in or reduction of its ability to sell the shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, except that such remedy shall be the exclusive remedy for any delay in the effectiveness of the Registration Statement provided the Registration Statement is declared effective by the SEC within 180 days after the date of issuance of the Series B Preferred Shares), the Conversion Percentage shall be reduced by a number of percentage points equal to three (3) times the sum of:
            (i) the number of months (prorated for partial months) after the end of such 90 day period and prior to the date the Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period (and from any period under clause (ii) immediate below) delays which are attributable to changes in the Registration Statement required by the Investors (as that term is defined in the Registration Rights Agreement), including, without limitation, changes in the plan of distribution;
            (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement (by reason of stop order, the Company's failure to update the Registration or otherwise) after the Registration Statement has been declared effective; and (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the NASDAQ-NMS, NYSE, AMEX, or NASDAQ SmallCap after the Registration Statement has been declared effective; provided that the aggregate number of months that are the basis of a reduction in the Conversion Percentage pursuant to the foregoing clauses (i), (ii) and (iii) shall not exceed twelve (12). (For example, if the Registration Statement becomes effective one and one-half (1 1/2 ) months after the end of such 90 day period, the Conversion Percentage would be 75.5% until any subsequent adjustment; if thereafter sales could not be made pursuant to the Registration Statement for a period of two (2) months, the Conversion Percentage would then be 69.5%.) If the holder converts Series B Preferred Shares into Common Stock and an adjustment to the Conversion Percentage is required subsequent to such conversion, but prior to the sale of such Common Stock by such holder, the Company shall pay to such holder, within five (5) days after receipt of a notice of the sale of such Common Stock from such holder, an amount equal to the Average Market Price of the Common Stock obtained upon conversion of such Series B Preferred Shares for the five (5) trading days ending one (1) trading day prior to the date of conversion multiplied by three-hundredths (.03) times the number of months (prorated for partial months) for which an adjustment was required; provided that the aggregate number of months for which such an adjustment is required (when added to the number of months for which an adjustment is made pursuant to clauses (i), (ii) and (iii) above) shall not exceed twelve (12). Such amount may be paid at the Company's option in cash or Common Stock valued based on the Average Market Price of the Common Stock for the period of five (5) consecutive trading days ending on the date of the sale of such Common Stock; PROVIDED, HOWEVER, that any amounts due as to that period during which the shares are not traded or included for quotation on the NASDAQ-NMS, NYSE, AMEX or NASDAQ SmallCap shall be paid in cash only; PROVIDED, FURTHER, HOWEVER, that in no event shall shares be issued hereunder if, after giving effect to such issuance, the number of shares of Common Stock purchased pursuant to the Securities Purchase Agreement or issued on exercise of the Warrants or conversion of the Series B Preferred Shares and beneficially owned by such holder and all Related Persons would exceed four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16; cash shall be paid in lieu of any shares which cannot be issued pursuant to this second proviso. Common Stock issuable upon conversion of Series B Preferred Shares or exercise of the warrants for the purchase of Common Stock held by such holder or the Related Persons shall not be deemed to be beneficially owned by such holder or the Related Persons for this purpose. (For example, if the Conversion Percentage was 75.5% at the time of conversion of $1,000,000 in Stated Value of Series B Preferred Shares (such that the Series B Preferred Shares were converted into Common Stock having an Average Market Price for the applicable period in aggregate of $1,324,503) and subsequent to conversion there was a further two (2) month delay in the Registration Statement's being declared effective, and such Common Stock was sold at the end of such two (2) month period, the Company would pay to the holder $79,470.20 in cash or Common Stock.)

                        "AVERAGE MARKET PRICE" of any security for  any  period
            shall be computed as the arithmetic average of the closing bid prices for such security for each trading day in such period on the NASDAQ-NMS, or, if the NASDAQ-NMS is not the principal trading market for such security, on the principal trading market for such security, or, if market value cannot be calculated for such period on any of the foregoing bases, the average fair market value during such period as reasonably determined in good faith by the Board of Directors of the Company.

                        (c) If the Company shall consolidate with or merge into any corporation or reclassify its outstanding shares of Common Stock (other than by way of subdivision or reduction of such shares) (each a "MAJOR TRANSACTION"), then each Series B Preferred Share shall thereafter be convertible into the number of shares of stock or securities (the "RESULTING SECURITIES") or property of the Company, or of the entity resulting from such consolidation or merger, to which a holder of the number of shares of Common Stock delivered upon conversion of such Series B Preferred Share would have been entitled upon such Major Transaction had the holder of such Series B Preferred Share exercised its right of conversion and had such Common Stock been issued and outstanding and had such holder been the holder of record of such Common Stock at the time of such Major Transaction, and the Company shall make lawful provision therefor as a part of such consolidation, merger or reclassification; PROVIDED, HOWEVER, that the Company shall give the holders of the Series B Preferred Shares written notice of any Major Transaction promptly upon the execution of any agreement whether or not binding in connection therewith (including without limitation a letter of intent or agreement in principle) and in no event shall a Major Transaction be consummated prior to ninety (90) days after such notice.

                        (d) The Company shall not issue any fraction of a share of Common Stock upon any conversion, but shall pay in cash therefor at the Conversion Price then in effect multiplied by such fraction.

                        (e) On presentation and surrender to the Company (or at any office or agency maintained for the transfer of the Series B Preferred Shares) of the certificates of Series B Preferred Shares so to be converted, duly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank (a "CONVERSION NOTICE"), with signatures guaranteed, the holder of such Series B Preferred Shares shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and nonassessable shares, which certificates shall be delivered by the second trading day after the date of delivery of the Conversion Notice, and cash for fractional shares, of Common Stock on the foregoing basis. The Series B Preferred Shares shall be deemed to have been converted, and the person converting the same to have become the holder of record of Common Stock, for all purposes as of the date of delivery of the Conversion Notice.

                        (f) The Company shall, so long as any of the Series B Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series B Preferred Shares then outstanding.

                        (g) The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series B Preferred Shares as herein provided. The Company shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such Common Stock in names other than those in which the Series B Preferred Shares surrendered for conversion are registered on the Company's records, and no such conversion or issuance of Common Stock shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company and its transfer agent, if any, that such tax has been paid.

                  (3)   VOTING RIGHTS.   Holders  of  Series B Preferred Shares
            shall  have  no voting rights, except as required  by  law  and  by
            Section 7 hereof.

                  (4) REDEMPTION. The Company may, but shall not be obligated to, at any time subsequent to ninety (90) days after the issuance of the Series B Preferred Shares, redeem the whole or any part of the Series B Preferred Shares then outstanding at a redemption price of $127 per Preferred Share, in accordance with the following redemption procedures:

                        (a) In case of redemption of only part of the Series B Preferred Shares at any time outstanding, the Company shall designate the amount of Series B Preferred Shares so to be redeemed and shall redeem such Series B Preferred Shares on a PRO RATA basis. Subject to the limitations and provisions herein contained, the Board of Directors shall have the power and authority to prescribe the terms and conditions upon which the Series B Preferred Shares shall be redeemed from time to time.

                        (b) Notice of every redemption shall be given by mail to every holder of record of any Series B Preferred Shares then to be redeemed, at least thirty (30), but no more than ninety (90), days prior to the date fixed as the date for the redemption thereof, at the respective addresses of such holders as the same shall appear on the stock transfer books of the Company. The notice shall state that the Series B Preferred Shares shall be redeemed by the Company at the redemption price specified above, upon the surrender for cancellation, at the time and place designated in such notice, of the certificates representing the Series B Preferred Shares to be redeemed, properly endorsed in blank for transfer, or accompanied by proper instruments of assignment and transfer in blank, with signatures guaranteed, and bearing all necessary transfer tax stamps thereto affixed and cancelled. On and after the date specified in the notice described above, each holder of Series B Preferred Shares called for redemption shall be entitled to receive therefor the specified redemption price upon presentation and surrender at the place designated in such notice of the certificates for Series B Preferred Shares called for redemption, properly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank, with signatures guaranteed, and bearing all necessary transfer tax stamps thereto affixed and cancelled.

                        (c) If the Company shall give notice of redemption as aforesaid (and unless the Company shall fail to pay the redemption price of the Series B Preferred Shares presented for redemption in accordance with such notice), all Series B Preferred Shares called for redemption shall be deemed to have been redeemed on the date specified in such notice, whether or not the certificates for such Series B Preferred Shares shall be surrendered for redemption, and such Series B Preferred Shares so called for redemption shall from and after such date cease to represent any interest whatsoever in the Company or its property, and the holders thereof shall have no rights other than the right to receive such redemption price without any interest thereof from and after such date.

                  (5) LIQUIDATION, DISSOLUTION, WINDING UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series B Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings, available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of the Common Stock, an amount equal to the Stated Value per Series B Preferred Share, provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series B Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series B Preferred Shares as to payments of Preferred Funds (the "PARI PASSU SHARES"), then each holder of Series B Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a percentage of the full amount of Preferred Funds payable to all holders of Series B Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation nor merger of the Company with or into any other corporation or corporations, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series B Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

                  (6) PREFERRED RANK. All shares of Common Stock shall be of junior rank to all Series B Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution or winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Series B Preferred Shares. The Series B Preferred Shares shall be of equal rank with the Company's Series A Cumulative Convertible Preferred Stock in respect of distributions and payments upon the liquidation, dissolution or winding up of the Company. Notwithstanding the foregoing, the Company may authorize and issue additional or other preferred stock which is of equal or junior rank with the Series B Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution or winding up of the Company; PROVIDED, HOWEVER, that for so long as the Series B Preferred Shares remain outstanding the Company shall not issue any capital stock which is more senior in rank than the Series B Preferred Shares in respect of the foregoing preferences. In the event of the merger or consolidation of the Company with or into another corporation, the Series B Preferred Shares shall maintain their relative powers, designations and preferences provided for herein.

                  (7) VOTE TO CHANGE THE TERMS OF SERIES B PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the holders of not less than two-thirds (2/3) of the then outstanding Series B Preferred Shares shall be required to amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series B Preferred Shares.


      IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Peter G. Tombros, its President, and John A. Caruso, its Secretary, this 31st day of January 1996.

                                          ENZON, INC.


                                          By:/S/ PETER G. TOMBROS
                                                President

                                          Attest:/S/ JOHN A. CARUSO
                                                Secretary

                   CERTIFICATE OF DESIGNATIONS, PREFERENCES

                      AND RIGHTS OF SERIES C CONVERTIBLE

                                PREFERRED STOCK

                                      OF

                                  ENZON, INC.

      ENZON,  Inc. (the "COMPANY"), a corporation organized and existing  under the General Corporation Law of the State of Delaware, does hereby certify that,

pursuant to authority  conferred  upon the Board of Directors of the Company by the Certificate of Incorporation, as  amended,  of the Company, and pursuant to

Section 151 of the General Corporation Law of the  State of Delaware, the Board

of Directors of the Company at a meeting duly held on  March  14, 1996, adopted

resolutions   providing   for   the  designations,  preferences  and  relative,

participating, optional or other rights, and the qualifications, limitations or

restrictions  thereof,  of  twenty  thousand   (20,000)   shares  of  Series  C

Convertible Preferred Stock (the "SERIES C PREFERRED SHARES")  of  the Company,

as follows:

            RESOLVED, that the Company is authorized to issue 20,000 shares of Series C Convertible Preferred Stock (the "SERIES C PREFERRED
            SHARES") which shall have the following powers, designations, preferences and other special rights:

                  (1)   DIVIDENDS.   The  holders  of  the Series  C  Preferred
            Shares shall not be entitled to dividends.

                  (2) CONVERSION OF SERIES C PREFERRED SHARES. The holders of the Series C Preferred Shares shall have the right, at their option, to convert the Series C Preferred Shares into shares of Common Stock on the following terms and conditions:

                        (a)   Each   Series   C  Preferred   Share   shall   be
            convertible at any time after seventy (70) days after the date of issuance (or, if such Series C Preferred Share is called for redemption, at any time up to and including, but not after, the close of business on the fifth full business day prior to the date fixed for such redemption, unless default shall be made by the Company in providing the funds for the payment of the redemption price), into fully paid and nonassessable shares (calculated to the nearest whole share) of Common Stock of the Company as constituted at the time of such conversion, at the conversion price (the "CONVERSION PRICE") in effect at the time of conversion determined as hereinafter provided; PROVIDED, HOWEVER, that in no event shall any holder be entitled to convert Series C Preferred Shares if, after giving effect to such conversion, the number of shares of Common Stock purchased pursuant to the Securities Purchase Agreement dated January 31, 1996 by and among the Company and certain investors providing for the purchase of Common Stock, Series B Convertible Preferred Stock (the "SERIES B PREFERRED SHARES") and warrants to purchase Common Stock (the "WARRANTS"), and pursuant to the Securities Purchase Agreement dated March 15, 1996 by and among the Company and certain investors providing for the purchase of Common Stock, the Series C Preferred Shares and warrants to purchase Common Stock (the "NEW WARRANTS") (collectively, the "SECURITIES PURCHASE AGREEMENTS"), or issued on exercise of the Warrants or New Warrants, or conversion of the Series C Preferred Shares or Series B Preferred Shares and beneficially owned by such holder and all other holders whose holdings would be aggregated with such holder for purposes of calculating beneficial ownership in accordance with Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder ("SECTIONS 13(D) AND 16"), including, without limitation, any person serving as an adviser to any holder (collectively, the "RELATED PERSONS"), would exceed four and ninety five-hundredths percent (4.95%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16). Common Stock issuable upon conversion of the Series C Preferred Shares or the Series B Preferred Shares or exercise of the Warrants or New Warrants for the purchase of Common Stock held by such holder or the Related Persons shall not be deemed to be beneficially owned by such holder or the Related Persons for this purpose. Each Series C Preferred Share shall have a value of $100 (the "STATED VALUE") for the purpose of such conversion and the number of shares of Common Stock issuable upon conversion of each of the Series C Preferred Shares shall be determined by dividing the Stated Value thereof by the Conversion Price then in effect. Every reference herein to the COMMON STOCK of the Company (unless a different intention is expressed) shall be to the shares of the Common Stock of the Company, $.01 par value, as such stock exists immediately after the issuance of the Series C Preferred Shares provided for hereunder, or to stock into which such Common Stock may be changed from time to time thereafter.

                        (b)   The  Conversion  Price shall  be  eighty  percent
            (80%) (the "CONVERSION PERCENTAGE") of the Average Market Price (as defined below) for the Common Stock for the five (5) consecutive trading days ending one trading day prior to the date the Conversion Notice (as defined below) is received by the Company, subject to adjustment as provided herein. If the registration statement (the "REGISTRATION STATEMENT") covering the shares of Common Stock issuable upon conversion of the Series C Preferred Shares required to be filed by the Company pursuant to the
            Registration Rights Agreement between the Company and initial holders of the Series C Preferred Shares (the "REGISTRATION RIGHTS AGREEMENT") has not been declared effective by the U.S. Securities and Exchange Commission ("SEC") within ninety (90) days after the date of issuance of the Series C Preferred Shares, or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement by reason of stop order, the Company's failure to update the Registration Statement in accordance with the rules and regulations of the SEC or otherwise, or if the Common Stock is not listed or included for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System (the "NASDAQ-NMS"), the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX"), or the NASDAQ SmallCap Market (the "NASDAQ SMALLCAP") then, as partial relief for the damages to the holder by reason of any such delay in or reduction of its ability to sell the shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, except that such remedy shall be the exclusive remedy for any delay in the effectiveness of the Registration Statement provided the Registration Statement is declared effective by the SEC within 180 days after the date of issuance of the Series C Preferred Shares), the Conversion Percentage shall be reduced by a number of percentage points equal to three (3) times the sum of: (i) the number of months (prorated for partial months) after the end of such 90 day period and prior to the date the Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period (and from any period under clause (ii) immediately below) delays which are attributable to changes in the Registration Statement required by the Investors (as that term is defined in the Registration Rights Agreement), including, without limitation, changes in the plan of distribution;
            (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement (by reason of stop order, the Company's failure to update the Registration or otherwise) after the Registration Statement has been declared effective; and (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the NASDAQ-NMS, NYSE, AMEX, or NASDAQ SmallCap after the Registration Statement has been declared effective; provided that the aggregate number of months that are the basis of a reduction in the Conversion Percentage pursuant to the foregoing clauses (i), (ii) and (iii) shall not exceed twelve (12). (For example, if the Registration Statement becomes effective one and one-half (1 1/2 ) months after the end of such 90 day period, the Conversion Percentage would be 75.5% until any subsequent adjustment; if thereafter sales could not be made pursuant to the Registration Statement for a period of two (2) months, the Conversion Percentage would then be 69.5%.) If the holder converts Series C Preferred Shares into Common Stock and an adjustment to the Conversion Percentage is required subsequent to such conversion, but prior to the sale of such Common Stock by such holder, the Company shall pay to such holder, within five (5) days after receipt of a notice of the sale of such Common Stock from such holder, an amount equal to the Average Market Price of the Common Stock obtained upon conversion of such Series C Preferred Shares for the five (5) trading days ending one (1) trading day prior to the date of conversion multiplied by three-hundredths (.03) times the number of months (prorated for partial months) for which an adjustment was required; provided that the aggregate number of months for which such an adjustment is required (when added to the number of months for which an adjustment is made pursuant to clauses (i), (ii) and (iii) above) shall not exceed twelve (12). Such amount may be paid at the Company's option in cash or Common Stock valued based on the Average Market Price of the Common Stock for the period of five (5) consecutive trading days ending on the date of the sale of such Common Stock; PROVIDED, HOWEVER, that any amounts due as to that period during which the shares are not traded or included for quotation on the NASDAQ-NMS, NYSE, AMEX or NASDAQ SmallCap shall be paid in cash only; PROVIDED, FURTHER, HOWEVER, that in no event shall shares be issued hereunder if, after giving effect to such issuance, the number of shares of Common Stock issued pursuant to the Securities Purchase Agreements or issued on exercise of the Warrants or New Warrants or conversion of the Series C Preferred Shares or Series B Preferred Shares and beneficially owned by such holder and all Related Persons would exceed four and ninety five hundredths percent (4.95%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16); cash shall be paid in lieu of any shares which cannot be issued pursuant to this second proviso. Common Stock issuable upon conversion of Series C Preferred Shares, Series B Preferred Shares or exercise of the Warrants or New Warrants for the purchase of Common Stock held by such holder or the Related Persons shall not be deemed to be beneficially owned by such holder or the Related Persons for this purpose. (For example, if the Conversion Percentage was 75.5% at the time of conversion of $1,000,000 in Stated Value of Series C Preferred Shares (such that the Series C Preferred Shares were converted into Common Stock having an Average Market Price for the applicable period in aggregate of $1,324,503) and subsequent to conversion there was a further two (2) month delay in the Registration Statement's being declared effective, and such Common Stock was sold at the end of such two (2) month period, the Company would pay to the holder $79,470.20 in cash or Common Stock.)

                        "AVERAGE  MARKET  PRICE" of any security for any period
            shall be computed as the arithmetic average of the closing bid prices for such security for each trading day in such period on the NASDAQ-NMS, or, if the NASDAQ-NMS is not the principal trading market for such security, on the principal trading market for such security, or, if market value cannot be calculated for such period on any of the foregoing bases, the average fair market value during such period as reasonably determined in good faith by the Board of Directors of the Company.

                        (c) If the Company shall consolidate with or merge into any corporation or reclassify its outstanding shares of Common Stock (other than by way of subdivision or reduction of such shares) (each a "MAJOR TRANSACTION"), then each Series C Preferred Share shall thereafter be convertible into the number of shares of stock or securities (the "RESULTING SECURITIES") or property of the Company, or of the entity resulting from such consolidation or merger, to which a holder of the number of shares of Common Stock delivered upon conversion of such Series C Preferred Share would have been entitled upon such Major Transaction had the holder of such Series C Preferred Share exercised its right of conversion and had such Common Stock been issued and outstanding and had such holder been the holder of record of such Common Stock at the time of such Major Transaction, and the Company shall make lawful provision therefor as a part of such consolidation, merger or reclassification; PROVIDED, HOWEVER, that the Company shall give the holders of the Series C Preferred Shares written notice of any Major Transaction promptly upon the execution of any agreement whether or not binding in connection therewith (including without limitation a letter of intent or agreement in principle) and in no event shall a Major Transaction be consummated prior to ninety (90) days after such notice.

                        (d) The Company shall not issue any fraction of a share of Common Stock upon any conversion, but shall pay in cash therefor at the Conversion Price then in effect multiplied by such fraction.

                        (e) On presentation and surrender to the Company (or at any office or agency maintained for the transfer of the Series C Preferred Shares) of the certificates of Series C Preferred Shares so to be converted, duly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank (a "CONVERSION NOTICE"), with signatures guaranteed, the holder of such Series C Preferred Shares shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and nonassessable shares, which certificates shall be delivered by the second trading day after the date of delivery of the Conversion Notice, and cash for fractional shares, of Common Stock on the foregoing basis. The Series C Preferred Shares shall be deemed to have been converted, and the person converting the same to have become the holder of record of Common Stock, for all purposes as of the date of delivery of the Conversion Notice.

                        (f) The Company shall, so long as any of the Series C Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series C Preferred Shares then outstanding.

                        (g) The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series C Preferred Shares as herein provided. The Company shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such Common Stock in names other than those in which the Series C Preferred Shares surrendered for conversion are registered on the Company's records, and no such conversion or issuance of Common Stock shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company and its transfer agent, if any, that such tax has been paid.

                  (3)   VOTING RIGHTS.   Holders  of  Series C Preferred Shares
            shall  have  no voting rights, except as required  by  law  and  by
            Section 7 hereof.

                  (4) REDEMPTION. The Company may, but shall not be obligated to, at any time subsequent to ninety (90) days after the issuance of the Series C Preferred Shares, redeem the whole or any part of the Series C Preferred Shares then outstanding at a redemption price of $127 per Preferred Share, in accordance with the following redemption procedures:


                       (a) In case of redemption of only part of the Series C Preferred Shares at any time outstanding, the Company shall designate the amount of Series C Preferred Shares so to be redeemed and shall redeem such Series C Preferred Shares on a PRO RATA basis. Subject to the limitations and provisions herein contained, the Board of Directors shall have the power and authority to prescribe the terms and conditions upon which the Series C Preferred Shares shall be redeemed from time to time.

                        (a) Notice of every redemption shall be given by mail to every holder of record of any Series C Preferred Shares then to be redeemed, at least thirty (30), but no more than ninety (90), days prior to the date fixed as the date for the redemption thereof, at the respective addresses of such holders as the same shall appear on the stock transfer books of the Company. The notice shall state that the Series C Preferred
Shares shall be redeemed by the Company at the redemption price specified above, upon the surrender for cancellation, at the time and place designated in such notice, of the certificates representing the Series C Preferred
Shares to be redeemed, properly endorsed in blank for transfer, or accompanied by proper instruments of assignment and transfer in blank, with signatures guaranteed, and bearing all necessary transfer tax stamps thereto affixed and cancelled. On and after the date specified in the notice described above, each holder of Series C Preferred Shares called for redemption shall be entitled to receive therefor the specified redemption price upon presentation and surrender at the place designated in such notice of the certificates for Series C Preferred Shares called for redemption, properly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank, with signatures guaranteed, and bearing all necessary transfer tax stamps thereto affixed and cancelled.

                        (b) If the Company shall give notice of redemption as aforesaid (and unless the Company shall fail to pay the redemption price of the Series C Preferred Shares presented for redemption in accordance with such notice), all Series C Preferred Shares called for redemption shall be deemed to have been redeemed on the date specified in such notice, whether or not the certificates for such Series C Preferred Shares shall be surrendered for redemption, and such Series C Preferred Shares so called for redemption shall from and after such date cease to represent any interest whatsoever in the Company or its property, and the holders thereof shall have no rights other than the right to receive such redemption price without any interest thereof from and after such date.

                  (5) LIQUIDATION, DISSOLUTION, WINDING UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series C Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings, available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of the Common Stock, an amount equal to the Stated Value per Series C Preferred Share, provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series C Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series C Preferred Shares as to payments of Preferred Funds (the "PARI PASSU SHARES"), then each holder of Series C Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a percentage of the full amount of Preferred Funds payable to all holders of Series C Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation nor merger of the Company with or into any other corporation or corporations, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series C Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

                  (6) PREFERRED RANK. All shares of Common Stock shall be of junior rank to all Series C Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution or winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Series C Preferred Shares. The Series C Preferred Shares shall be of equal rank with the Company's Series A Cumulative Convertible Preferred Stock and the Series B Preferred Shares in respect of distributions and payments upon the liquidation, dissolution or winding up of the Company. Notwithstanding the foregoing, the Company may authorize and issue additional or other preferred stock which is of equal or junior rank with the Series C Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution or winding up of the Company; PROVIDED, HOWEVER, that for so long as the Series C Preferred Shares remain outstanding the Company shall not issue any capital stock which is more senior in rank than the Series C Preferred Shares in respect of the foregoing preferences. In the event of the merger or consolidation of the Company with or into another corporation, the Series C Preferred Shares shall maintain their relative powers, designations and preferences provided for herein.

                  (7) VOTE TO CHANGE THE TERMS OF SERIES C PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the holders of not less than two-thirds (2/3) of the then outstanding Series C Preferred Shares shall be required to amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series C Preferred Shares.

      IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Peter G. Tombros, its President, and John A. Caruso, its Secretary, this 15th day of March 1996.

                                          ENZON, INC.


                                          By: /S/ PETER G. TOMBROS
                                                             President

                                          Attest: /S/ JOHN A. CARUSO
                                                             Secretary

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES

                       AND RIGHTS OF SERIES D CONVERTIBLE

                                 PREFERRED STOCK

                                       OF

                                   ENZON, INC.

         ENZON, Inc. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation, as amended, of the Company, and pursuant to
Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company at a meeting duly held on February 27, 1997, adopted resolutions providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of twenty thousand (20,000) shares of Series D Convertible Preferred Stock (the "Series D Preferred Shares") of the Company, as follows:

               RESOLVED, that the Company is authorized to issue 20,000 shares of Series D Convertible Preferred Stock (the "Series D Preferred Shares") which shall have the following powers, designations, preferences and other special rights:

                    (1) Dividends.  The holders of the Series D Preferred Shares shall not be entitled to dividends.

                    (2) Conversion of Series D Preferred Shares.  The holders of the Series D Preferred Shares shall have the right, at their option, to convert the

               Series D Preferred Shares into shares of Common Stock on the following terms and conditions:

               (a) Each Series D Preferred Share shall be convertible at any time after the date of issuance (or, if such Series D Preferred Share is called for redemption, at any time up to and including, but not after, the close of business on the fifth full business day prior to the date fixed for such redemption, unless default shall be made by the Company in providing the funds for the payment of the redemption price), into fully paid and nonassessable shares (calculated to the nearest whole share) of Common Stock of the Company as constituted at the time of such conversion, at the conversion price (the "Conversion Price") in effect at the time of conversion determined as hereinafter provided. Each Series D Preferred Share shall have a value of $100 (the "Stated Value") for the purpose of such conversion and the number of shares of Common Stock issuable upon conversion of each of the Series D Preferred Shares shall be determined by dividing the Stated Value thereof by the Conversion Price then in effect. Every reference herein to the Common Stock of the Company (unless a different intention is expressed) shall be to the shares of the Common Stock of the Company, $.01 par value, as such stock exists immediately after the issuance of the Series D Preferred Shares provided for hereunder, or to stock into which such Common Stock may be changed from time to time thereafter.

               (b) The Conversion Price shall be eighty percent (80%) (the "Conversion Percentage") of $2.4625, subject to adjustment as provided herein. If the registration statement (the "Registration Statement") covering the shares of Common Stock issuable upon conversion of the Series D Preferred Shares (the "Registration Rights Agreement") has not been declared effective by the U.S. Securities and Exchange Commission ("SEC") within two hundred ten (210) days after the date of issuance of the Series D Preferred Shares, or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement by reason of stop order, the Company's failure to update the Registration Statement in accordance with the rules and regulations of the SEC or otherwise, or if the Common Stock is not listed or included for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System (the "NASDAQ-NMS"), the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX"), or the NASDAQ SmallCap Market (the "NASDAQ SmallCap") then, as partial relief for the damages to the holder by reason of any such delay in or reduction of its ability to sell the shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, except that such remedy shall be the exclusive remedy for any delay in the effectiveness of the Registration Statement provided the Registration Statement is declared effective by the SEC within 210 days after the date of issuance of the Series D Preferred Shares), the Conversion Percentage shall be reduced by a number of percentage points equal to three (3) times the sum of: (i) the number of months (prorated for partial months) after the end of such 210 day period and prior to the date the Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period (and from any period under clause (ii) immediately below) delays which are attributable to changes in the Registration Statement required by the holders of Series D Preferred Stock, including, without limitation, changes in the plan of distribution; (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement (by reason of stop order, the Company's failure to update the Registration or otherwise) after the Registration Statement has been declared effective; and (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the NASDAQ-NMS, NYSE, AMEX, or NASDAQ SmallCap after the Registration Statement has been declared effective; provided that the aggregate number of months that are the basis of a reduction in the Conversion Percentage pursuant to the foregoing clauses (i), (ii) and (iii) shall not exceed twelve (12). (For example, if the Registration Statement becomes effective one and one-half (1 1/2) months after the end of such 210 day period, the Conversion Percentage would be 75.5% until any subsequent adjustment; if thereafter sales could not be made pursuant to the Registration Statement for a period of two (2) months, the Conversion Percentage would then be 69.5%.) If the holder converts Series D Preferred Shares into Common Stock and an adjustment to the Conversion Percentage is required subsequent to such conversion, but prior to the sale of such Common Stock by such holder, the Company shall pay to such holder, within five (5) days after receipt of a notice of the sale of such Common Stock from such holder, an amount equal to $1.97 multiplied by three-hundredths (.03) times the number of months (prorated for partial months) for which an adjustment was required; provided that the aggregate number of months for which such an adjustment is required (when added to the number of months for which an adjustment is made pursuant to clauses (i), (ii) and (iii) above) shall not exceed twelve (12). Such amount may be paid at the Company's option in cash or Common Stock valued based on the Average Market Price (as hereinafter defined) of the Common Stock for the period of five (5) consecutive trading days ending on the date of the sale of such Common Stock; provided, however, that any amounts due as to that period during which the shares are not traded or included for quotation on the NASDAQ-NMS, NYSE, AMEX or NASDAQ SmallCap shall be paid in cash only. (For example, if the Conversion Percentage was 75.5% at the time of conversion of $1,000,000 in Stated Value of Series D Preferred Shares (such that the Series D Preferred Shares were converted into Common Stock having an Average Market Price for the applicable period in aggregate of $1,324,503) and subsequent to conversion there was a further two (2) month delay in the Registration Statement's being declared effective, and such Common Stock was sold at the end of such two (2) month period, the Company would pay to the holder $79,470.20 in cash or Common Stock.)

               "Average Market Price" of any security for any period shall be computed as the arithmetic average of the closing bid prices for such security for each trading day in such period on the NASDAQ-NMS, or, if the NASDAQ-NMS is not the principal trading market for such security, on the principal trading market for such security, or, if market value cannot be calculated for such period on any of the foregoing bases, the average fair market value during such period as reasonably determined in good faith by the Board of Directors of the Company.

               (c) If the  Company  shall  consolidate  with or  merge  into any corporation or reclassify its outstanding shares of Common Stock (other than by way of subdivision or reduction of such shares) (each a "Major Transaction"), then each Series D Preferred Share shall thereafter be convertible into the number of shares of stock or securities (the "Resulting Securities") or property of the Company, or of the entity resulting from such consolidation or merger, to which a holder of the number of shares of Common Stock delivered upon conversion of such Series D Preferred Share would have been entitled upon such Major Transaction had the holder of such Series D Preferred Share exercised its right of conversion and had such Common Stock been issued and outstanding and had such holder been the holder of record of such Common Stock at the time of such Major Transaction, and the Company shall make lawful provision therefor as a part of such consolidation, merger or reclassification; provided, however, that the Company shall give the holders of the Series D Preferred Shares written notice of any Major Transaction promptly upon the execution of any agreement whether or not binding in connection therewith (including without limitation a letter of intent or agreement in principle) and in no event shall a Major Transaction be consummated prior to ninety (90) days after such notice.

               (d) The Company shall not issue any fraction of a share of Common Stock upon any conversion, but shall pay in cash therefor at the Conversion Price then in effect multiplied by such fraction.

               (e) On presentation and surrender to the Company (or at any office or agency maintained for the transfer of the Series D Preferred Shares) of the certificates of Series D Preferred Shares so to be converted, duly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank (a "Conversion Notice"), with signatures guaranteed, the holder of such Series D Preferred Shares shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and nonassessable shares, which certificates shall be delivered by the second trading day after the date of delivery of the Conversion Notice, and cash for fractional shares, of Common Stock on the foregoing basis. The Series D Preferred Shares shall be deemed to have been converted, and the person converting the same to have become the holder of record of Common Stock, for all purposes as of the date of delivery of the Conversion Notice.

               (f) The Company shall, so long as any of the Series D Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series D Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series D Preferred Shares then outstanding.

               (g) The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series D Preferred Shares as herein provided. The Company shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such Common Stock in names other than those in which the Series D Preferred Shares surrendered for conversion are registered on the Company's records, and no such conversion or issuance of Common Stock shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company and its transfer agent, if any, that such tax has been paid.

     (3) Voting Rights. Holders of Series D Preferred Shares shall have no voting rights, except as required by law and by Section 7 hereof.

     (4) Redemption. The Company may, but shall not be obligated to, at any time subsequent to ninety (90) days after the issuance of the Series D Preferred Shares, redeem the whole or any part of the Series D Preferred Shares then outstanding at a redemption price of $127 per Preferred Share, in accordance with the following redemption procedures:

          (a) In case of redemption of only part of the Series D Preferred Shares at any time outstanding, the Company shall designate the amount of Series D Preferred Shares so to be redeemed and shall redeem such Series D Preferred Shares on a pro rata basis. Subject to the limitations and provisions herein contained, the Board of Directors shall have the power and authority to prescribe the terms and conditions upon which the Series D Preferred Shares shall be redeemed from time to time.

          (b) Notice of every redemption shall be given by mail to every holder of record of any Series D Preferred Shares then to be redeemed, at least thirty (30), but no more than ninety (90), days prior to the date fixed as the date for the redemption thereof, at the respective addresses of such holders as the same shall appear on the stock transfer books of the Company. The notice shall state that the Series D Preferred Shares shall be redeemed by the Company at the redemption price specified above, upon the surrender for cancellation, at the time and place designated in such notice, of the certificates representing the Series D Preferred Shares to be redeemed, properly endorsed in blank for transfer, or accompanied by proper instruments of assignment and transfer in blank, with signatures guaranteed, and bearing all necessary transfer tax stamps thereto affixed and cancelled. On and after the date specified in the notice described above, each holder of Series D Preferred Shares called for redemption shall be entitled to receive therefor the specified redemption price upon presentation and surrender at the place designated in such notice of the certificates for Series D Preferred Shares called for redemption, properly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank, with signatures guaranteed, and bearing all necessary transfer tax stamps thereto affixed and cancelled.

          (c) If the Company shall give notice of redemption as aforesaid (and unless the Company shall fail to pay the redemption price of the Series D Preferred Shares presented for redemption in accordance with such notice), all Series D Preferred Shares called for redemption shall be deemed to have been redeemed on the date specified in such notice, whether or not the certificates for such Series D Preferred Shares shall be surrendered for redemption, and such Series D Preferred Shares so called for redemption shall from and after such date cease to represent any interest whatsoever in the Company or its property, and the holders thereof shall have no rights other than the right to receive such redemption price without any interest thereof from and after such date.

     (5) Liquidation, Dissolution, Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series D Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings, available for distribution to its stockholders (the "Preferred Funds"), before any amount shall be paid to the holders of the Common Stock, an amount equal to the Stated Value per Series D Preferred Share, provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series D Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series D Preferred Shares as to payments of Preferred Funds (the "Pari Passu Shares"), then each holder of Series D Preferred Shares and Pari Passu

Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a percentage of the full amount of Preferred Funds payable to all holders of Series D Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation nor merger of the Company with or into any other corporation or corporations, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series D Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

     (6) Preferred Rank. All shares of Common Stock shall be of junior rank to all Series D Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution or winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Series D Preferred Shares. The Series D Preferred Shares shall be of equal rank with the Company's Series A Cumulative Convertible Preferred Stock and the Series B Preferred Shares in respect of distributions and payments upon the liquidation, dissolution or winding up of the Company. Notwithstanding the foregoing, the Company may authorize and issue additional or other preferred stock which is of equal or junior rank with the Series D Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution or winding up of the Company; provided, however, that for so long as the Series D Preferred Shares remain outstanding the Company shall not issue any capital stock which is more senior in rank than the Series D Preferred Shares in respect of the foregoing preferences. In the event of the merger or consolidation of the Company with or into another corporation, the Series D Preferred Shares shall maintain their relative powers, designations and preferences provided for herein.

     (7) Vote to Change the Terms of Series D Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the holders of not less than two-thirds (2/3) of the then outstanding Series D Preferred Shares shall be required to amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series D Preferred Shares.

         IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Peter G. Tombros, its President, and John A. Caruso, its Secretary, this 28th day of February 1997.

                                                     ENZON, INC.



                                                     By: /S/PETER G. TOMBROS
                                                     -----------------------
                                                              President



                                                     Attest: /S/JOHN A. CARUSO
                                                     -------------------------
                                                               Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                   ENZON, INC.

                            * * * * * * * * * * * * *

     Enzon, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the ACorporation@), DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said Corporation, at a meeting of its members, adopted resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of said Corporation:

          RESOLVED, that the first sentence of Article 4 of the Certificate of Incorporation be amended to read in its entirety as set forth below:

               "4. Number of Shares. The total number of shares of capital stock which the Corporation shall have authority to issue is sixty-three million (63,000,000) shares, of which sixty million (60,000,000) shares shall be Common Stock, par value $.01 per share, and three million (3,000,000) shares shall be Preferred Stock, par value $.01 per share."

     SECOND: That the remainder of Article 4 of the Certificate of Incorporation of said Corporation shall remain unchanged.

     THIRD: That at the Annual Meeting of Stockholders of the Corporation, the holders of a majority of the outstanding stock entitled to vote thereon voted in favor of said amendments in accordance with the provisions of Section 215 of the General Corporation Law of the State of Delaware.

     FOURTH: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Sections 242 and 216 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Enzon, Inc. has caused this certificate to be signed by Peter G. Tombros, its President and attested to by John A. Caruso, Secretary of the Corporation, this 18 of December, 1997.



                                                 By:/S/PETER G. TOMBROS
                                                    --------------------------
                                                      Peter G. Tombros
                                                      President



ATTEST:


By:/S/ JOHN A. CARUSO
   ---------------------------
      John A. Caruso
      Secretary

           CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF
                                   ENZON, INC.

Pursuant to Section 242 of the Delaware General Corporation Law, Enzon, Inc., a Delaware corporation, hereby amends its Certificate of Incorporation:

     1. The name of the Corporation is Enzon, Inc., (the "Corporation").

     2. The Certificate of Incorporation, as amended (the "Certificate of Incorporation") of the Corporation is hereby amended by striking out the first sentence of Article 4 thereof and by substituting in lieu of said first sentence the following new sentence:

        "The total number of shares of capital stock which the Corporation shall have authority to issue is 93,000,000 shares, of which 90,000,000 shares shall be Common Stock, par value $.01 per share, and 3,000,000 shares shall be Preferred Stock, par value $.01 per share."

     3. That the remainder of Article 4 of the Certificate of Incorporation of the Corporation shall remain unchanged.

     4. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

     I, Arthur J. Higgins, President and Chief Executive Officer of the Corporation, for the purpose of amending the Corporation's Certificate of Incorporation pursuant to the Delaware General Corporation Law, do make this certificate, hereby declaring and certifying that this is my act and deed on behalf of the Corporation this 4th day of December, 2001.


                                    /s/Arthur J. Higgins
                                    --------------------------------------------
                                    By:  Arthur J. Higgins
                                    Title:  Chairman and Chief Executive Officer

                           CERTIFICATE OF ELIMINATION

      ELIMINATING CLASSES OF SERIES B, C and D CONVERTIBLE PREFERRED STOCKS

                                       OF

                                   ENZON, INC.

        (Pursuant to Section 151 of the Delaware General Corporation Law)

      The undersigned, being the President and Chief Executive Officer of Enzon, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), hereby certifies, pursuant to Section 151 of the GCL, that:

      1. The name of the Corporation is Enzon, Inc. (the "Corporation").

      2. On January 31, 1996, the Corporation filed a Certificate of Designation creating a class of capital stock designated as Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Stock"), and authorized the issuance of 40,000 shares of such class.

      3. On March 15, 1996, the Corporation filed a Certificate of Designation creating a class of capital stock designated as Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Stock"), and authorized the issuance of 20,000 shares of such class.

      4. On February 28, 1997, the Corporation filed a Certificate of Designation creating a class of capital stock designated as Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Stock"), and authorized the issuance of 20,000 shares of such class.

      5. No shares of the Series B Stock, the Series C Stock or the Series D Stock are outstanding and none will be issued pursuant to the Certificates of Designation listed in paragraphs two (2), three (3) and four (4) above.

      6. Pursuant to the authorization and direction of the Board of Directors of the Corporation, adopted by the resolution set forth below, the Corporation hereby eliminates the Classes of Series B Stock, Series C Stock and Series D Stock.

      7. The following is the resolution of the Corporation's Board of Directors eliminating such classes of preferred stock:

      RESOLVED, that there currently being no outstanding shares of (1) the Series B Convertible Preferred Stock; (2) the Series C Convertible Preferred Stock or (3) the Series D Convertible Preferred Stock, and that no shares will be issued subject to the certificates of designation setting forth the relative rights and preferences of the shares of each such series and previously filed with the Delaware Secretary of State and pursuant to Section 151 of the Delaware General Corporation Law the officers of the Corporation be and they hereby are authorized to file with the Delaware Secretary of State a Certificate of Elimination reciting this resolution and such Certificate will have the effect of eliminating from the Corporation's Certificate of Incorporation, as amended all matters set forth in the certificates of designation with respect to (1) the Series B Convertible Preferred Stock; (2) the Series C Convertible Preferred Stock and (3) the Series D Convertible Preferred Stock.

      IN WITNESS WHEREOF, this Certificate of Elimination is executed on behalf of the Corporation by its President and Chief Executive Officer this 20th day of May, 2002.

                                     ENZON, INC.


                                     By: /s/ Arthur Higgins
                                         ---------------------------------------
                                         Arthur Higgins
                                         President and Chief Executive Officer

              CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF

                            SERIES B PREFERRED STOCK

                                       OF

                                   ENZON, INC.

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

      Enzon, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, does hereby certify that, pursuant to the authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation, as amended, of the Corporation and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation adopted the following resolution creating the preferences and rights of its series of 600,000 shares of Preferred Stock, no shares of which have been issued, designated as "Series B Preferred Stock."

      RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, as amended, the preferences and rights of the series of Preferred Stock of the Corporation, designated as "Series B Preferred Stock," be and are hereby amended and restated in their entirety, and that the designation and amount of such series and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

            (a) Designation and Amount. The shares of such series shall be designated as "Series B Preferred Stock" (the "Series B Preferred Stock") and the number of shares constituting the Series B Preferred Stock shall be six hundred thousand (600,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock.

            (b) Dividends and Distributions.

                  (i) Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of Common Stock, par value $.01 (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time after June 3, 2002, declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (ii) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (A) of this
            Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable, out of funds legally available for such purpose, on such subsequent Quarterly Dividend Payment Date.

                  (iii) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

            (c) Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

                  (i) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after June 3, 2002, declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (ii) Except as otherwise provided herein, in any other
            Certificate of Designation creating a series of preferred stock or any similar stock, or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                  (iii) Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

            (d) Certain Restrictions.

                  (i) Whenever quarterly dividends or other dividends or
            distributions payable on the Series B Preferred Stock as provided in
            Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                        (1) declare or pay dividends, or make any other
                  distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding
                  up) to the Series B Preferred Stock;


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                                      E-32

                        (2) declare or pay dividends, or make any other
                  distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                        (3) redeem or purchase or otherwise acquire for
                  consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

                        (4) redeem or purchase or otherwise acquire for
                  consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (ii) The Corporation shall not permit any subsidiary of the
            Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

            (e) Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, as amended, or in any other certificate of designation creating a series of preferred stock or any similar stock or as otherwise required by law.

            (f) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received the greater of (i) $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity

      (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after June 3, 2002, declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (1)(ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            (g) Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after June 3, 2002, declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

            (h) No Redemption. The shares of Series B Preferred Stock shall not be redeemable.

            (i) Rank. The Series B Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's preferred stock.

            (j) Fractional Shares. Series B Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.

            (k) Amendment. The Certificate of Incorporation, as amended of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, voting together as a single class.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation, Preferences and Rights on behalf of the Corporation this 22nd day of May, 2002.


                                              /s/ Arthur J. Higgins
                                              ----------------------------------
                                              Arthur J. Higgins
                                              President, Chief Executive Officer


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                                      E-35